UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Green Rain Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-28379	88-0395372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8549 Wilshire Blvd. Suite 1216
Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 228-8897

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Rescission of Arowana Media Holdings Transaction

On September 30, 2025, Green Rain Energy Holdings, Inc. (“GREH”) and Arowana Media Holdings, Inc. (“Arowana”) mutually agreed to rescind the previously announced Purchase and Sale Agreement. Under the original terms, GREH sold all issued and outstanding shares of M Love Vintage Holdings, Inc. to Arowana in exchange for a control block representing approximately 65.7% of Arowana’s outstanding shares to be issued to Green Rain Solar, Inc., a GREH subsidiary.

As part of the rescission, ownership of Arowana Media Holdings, Inc. has reverted to its prior owner, Mr. Mark Newbauer, and GREH has cancelled its outstanding convertible note with Mr. Newbauer, thereby extinguishing any related obligations. No shares of Arowana Media Holdings were issued or transferred to GREH or its affiliates, and all rights, title, and interest in M Love Vintage Holdings, Inc. remain with GREH.

The rescission has no material adverse effect on the Company’s financial position or operations and is disclosed herein as a subsequent event following the period covered by this Offering Statement.

Item 8.01 Other Events.

On September 30, 2025, the Board of Directors of M Love Vintage (the “Company”) adopted a resolution rescinding the previously executed agreement pertaining to the sale of M Love Vintage, Inc. to Arowana Media Holdings, Inc. Pursuant to this rescission, all rights, title, and interest in M Love Vintage, Inc. remain with the Company, and any prior agreements, understandings, or obligations related to the sale were rendered null and void as of that date.

The rescission did not result in a gain or loss to the Company and has no material impact on the consolidated financial statements for the year ended December 31, 2025. Management has evaluated the transaction and determined that the rescission represents a non-recognized subsequent event under ASC 855, Subsequent Events, requiring disclosure but not adjustment to the accompanying financial statements.

The Company believes this action is in the best interests of its shareholders and positions M Love Vintage for independent growth and strategic direction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Board Resolution of M Love Vintage dated September 30, 2025 rescinding the sale to Arowana Media Holdings, Inc.
99.2	Rescission Letter Date: September 30, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN RAIN ENERGY HOLDINGS INC.

October 10, 2025	By:	/s/ Alfredo Papadakis
Name: Alfredo Papadakis
Title: President

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